SERVICER'S CERTIFICATE
    CHEVY CHASE HOME LOAN TRUST 1996-1
    7.15 % ASSET BACKED CERTIFICATES, SERIES 1996-1

    Monthly Payment Date:       September 15, 1997
    Monthly Collection Period:  August, 1997

         Under the pooling and Servicing Agreement, dated as of May 1, 1996, between Chevy Chase Bank, F.S.B. as
    Transferor and Servicer and Norwest Bank Minnesota,
    National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Monthly Payment Date and Monthly Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

    A. Information Regarding the Current Monthly Distribution.

      1. Certificates

        (a) The Aggregate amount of the
            distribution to Certificateholders ....$     914,729.29

        (b) The amount of the distribution
            set forth in paragraph A.1.(a)
            above in respect of interest
            Collections............................$     914,729.29

        (c) The amount of the distribution
            set forth in paragraph A.1.(a)
            above in respect of Certificateholders'
            Interest Carryover Shortfall...........$           0.00

        (d) The amount of the distribution
            set forth in paragraph A.1.(a)
            above in respect of Principal
            Collections............................$           0.00

        (e) The amount of the reimbursement of
            previous Liquidation Loss Amounts
            included in A.1(d).....................$           0.00

        (f) The amount of the aggregate
            unreimbursed Liquidation Loss
            Amounts after giving effect to the
            distribution in A.1.(a) above .........$           0.00


        (g) The amount of the distribution set
            forth in paragraph A.1.(a) above
            per $1,000 interest ...................$      5.9583333

        (h) The amount of the distribution
            set forth in paragraph A.1(b) above,
            per $1,000 interest ...................$      5.9583333

        (i) The amount of the distribution set
            forth in paragraph A.1.(c) above,
            per $1,000 interest ...................$      0.0000000

        (j) The amount of the distribution set
            forth in paragraph A.1.(d) above,
            per $1,000 interest ...................$      0.0000000


    B. Information Regarding the Performance of the Trust.

      1. Pool Balance and Certificate Principal Balance.

        (a) The Pool Balance at the close of business
            on the last day of the Monthly
            Collection Period......................$ 134,083,535.47

        (b) The Certificate Principal Balance after
            giving effect to payments allocated to
            principal as set forth in Paragraph
            A.1(d) above...........................$ 153,521,000.00

        (c) The Invested Amount after giving effect
            to the payments set forth in paragraph
            A.1(a).................................$ 162,375,361.29

        (d) The Required Overcollateralization
            Amount after giving effect to the
            payment set forth in paragraph A.1(a)..$   9,063,154.83

        (e) The Overcollateralization Amount after
            effect of the payment set forth
            in paragraph A.1(a)....................$   8,854,361.29

        (f) The Overcollateralization Deposit/
            Distribution Amount for such Monthly
            Payment Date (included in A.1(d) during
            the Amortization Period, an Early
            Amortization Period and a Rapid
            Amortization Period)...................$           0.00

        (g) The number and aggregate principal
            balance of Loans which are delinquent
            by 30-59 days, 60-89 days and 90 or
            more days or at the end of the close
            of business on the last day of the
            preceding Monthly Collection Period:

              Days Delinquent                            Amount
                 30-59                         337     4,089,432.81
                 60-89                         125     1,421,162.58
                 90 or more                     80     1,086,063.16
                 Total                         542     6,596,658.55

        (h) The aggregate Liquidation Loss Amount
            for all Loans that became Liquidated Loans
            in the Monthly Collection Period....   $     809,319.26

      2. Servicing Fee.

            The aggregate amount of the Servicing
            Fee paid to the Servicer with respect
            to the preceding Monthly Collection
            Period.................................$     115,536.47

      3. Payment Shortfalls.

        (a) The amount of the Certificateholders'
            Interest Carryover Shortfall after
            giving effect to the payments set forth
            in paragraph A.1(b) above..............$           0.00

        (b) The amount of the Certificateholders
            Interest Carryover Shortfalls set
            forth in paragraph B.3.(a) above per
            $1,000 interest........................$      0.0000000

      4. Transfer of Subsequent Loans.

        (a) Aggregate Principal Amount of Subsequent
            Loans to be acquired by the Trust on
            such Monthly Payment Date..............$  21,932,346.59

        (b) Aggregate amount on deposit in the
            Excess Funding Account on such Monthly
            Payment Date after giving effect to all
            deposits and withdrawals therefrom on
            such Monthly Payment Date..............$   6,359,479.23

        (c) Aggregate amount on deposit in the
            Excess Funding Interest Subaccount on
            such Monthly Payment Date after giving
            effect to all deposits and withdrawals
            therefrom on such Monthly Payment Date.$   1,556,034.38

        (d) Aggregate amount on deposit in the
            Excess Funding Principal Subaccount on
            such Monthly Payment Date after giving
            effect to all deposits and withdrawals
            therefrom on such Monthly Payment Date.$   4,803,444.85

      5. Draws on Policy.

        (a) Amount of the distribution set forth
            in paragraph A.1(a) in respect of a
            draw on the Policy.....................$           0.00

        (b) Amount of the distribution set forth
            in paragraph A.1(b) in respect of a
            draw on the Policy.....................$           0.00

        (c) Amount of the distribution set forth
            in paragraph A.1(c) in respect of a
            draw on the Policy.....................$           0.00

      6. Draws on Reserve Fund and Excess Funding Account.

        (a) Amount of the distribution set forth in
            paragraph A.1(a) in respect of Reserve
            Fund interest Transfer Amount..........$           0.00

        (b) Amount of the distribution set forth in
            paragraph A.1(a) in respect of Reserve
            Fund Principal Transfer Amount.........$           0.00

        (c) Amount of the distribution set forth in
            paragraph A.1(a) in respect of Excess
            Funding Interest Transfer Amount.......$     208,793.54






                                Chevy Chase Bank, F.S.B.
                                Home Loan Trust 1996-1 Servicer


                            By: _____________________________

                                Mark A. Holles
                                Vice President